GOING CONCERN	6 Months Ended
Sep. 30, 2025
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GOING CONCERN

NOTE 2 — GOING CONCERN

The Company’s financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern.

As of September 30, 2025, the Company had current assets of RMB399.0 million (US$56.0 million) and current liabilities of RMB391.8 million (US$55.0 million), resulting in a working capital of approximately RMB7.2 million (US$1.0 million). As of March 31, 2025, the Company had current assets of RMB161.7 million and current liabilities of RMB333.7 million, resulting in a negative working capital of approximately RMB172.0 million.

The Company had accumulated deficit of RMB878.9 million and RMB869.6 million (US$122.1 million) as of March 31, 2025, and September 30, 2025, respectively. For the six months ended September 30, 2025, the Company generated a net income of RMB9.4 million (US$1.3 million).

The Company continues to focus on improving operational efficiency and cost reductions, developing core cash-generating business and enhancing efficiency. In addition, the Company is also working on raising additional funding to finance its operations and expand its business.

The consolidated financials have been prepared assuming that the Company will continue as a going concern and, accordingly, financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Going Concern Considerations

The Company’s consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and settlement of liabilities in the normal course of business.

For the six months ended September 30, 2025, the Company generated positive net cash flows from operating activities and reported net income of RMB9.4 million. As of September 30, 2025, the Company had current assets of RMB399.0 million and current liabilities of RMB391.8 million, resulting in positive working capital of RMB7.2 million.

The improvement in the Company’s liquidity position during the period was primarily attributable to the issuance of ordinary shares, with total subscription proceeds of approximately RMB338 million. As of September 30, 2025, approximately RMB160 million related to share subscriptions remained outstanding and was recorded as share subscription receivable. Management expects to collect these outstanding amounts in accordance with the applicable subscription agreements.

Management has evaluated the Company’s liquidity position and cash flow projections for the twelve-month period following the issuance date of these unaudited consolidated financial statements. Based on the Company’s current cash position, positive operating cash flows, and expected collection of subscription receivables, management believes that the Company has sufficient liquidity to meet its obligations as they become due for at least the next twelve months.

Accordingly, the unaudited consolidated financial statements have been prepared on a going concern basis.

UTIME LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands, except share data and per share data, or otherwise noted)